UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2007

         J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-C1
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

         JPMorgan Chase Bank, N.A. and Natixis Real Estate Capital Inc.
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             (Exact name of sponsors as specified in their charters)

New York                          333-140804-06                13-3789046
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(State or other jurisdiction      (Commission File Number      (IRS Employer
of incorporation of               of issuing entity)           Identification
depositor)                                                     No. of depositor)

            270 Park Avenue
            New York, New York                                    10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code (212) 834-9280

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            On December 20, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 20, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Capmark Finance Inc., as master servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-2, Class A-M and Class A-J Certificates, having an initial principal balance of $995,664,000, were sold to J.P. Morgan Securities Inc. and Natixis Securities North America Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated December 18, 2007, by and among the Depositor and the Underwriters.

            On December 20, 2007, the Class X-1, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T, Class NR, Class R and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser, pursuant to a Certificate Purchase Agreement, dated December 18, 2007, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, N.A., Natixis Real Estate Capital Inc. and Natixis Commercial Mortgage Funding, LLC.

            Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 1 Underwriting Agreement, dated December 18, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities Inc., for itself and as representative of Natixis Securities North America Inc., as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of December 20, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Capmark Finance Inc., as master servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of December 20, 2007, between JPMorgan Chase Bank, N.A. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, N.A.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of December 20, 2007, among Natixis Real Estate Capital Inc., Natixis Commercial Mortgage Funding, LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Natixis Real Estate Capital Inc. and Natixis Commerical Mortgage Funding, LLC.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 4, 2008                   J.P. MORGAN CHASE COMMERCIAL
                                        MORTGAGE SECURITIES CORP.


                                        By: /s/ Emanuel Chrysoulakis
                                            ------------------------------------
                                            Name: Emanuel Chrysoulakis
                                            Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.       Description                                     Electronic (E)
--------------    -----------                                     --------------

1                 Underwriting Agreement, dated December 18,            (E)
                  2007, by and among J.P. Morgan Chase
                  Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities
                  Inc., for itself and as representative of Natixis Securities North America Inc., as underwriters.

4                 Pooling and Servicing Agreement, dated as             (E)
                  of December 20, 2007, by and among J.P.
                  Morgan Chase Commercial Mortgage
                  Securities Corp., as depositor, Capmark
                  Finance Inc., as master servicer, Midland
                  Loan Services, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent.

10.1              Mortgage Loan Purchase Agreement, dated as            (E)
                  of December 20, 2007, between JPMorgan
                  Chase Bank, N.A. and J.P. Morgan Chase
                  Commercial Mortgage Securities Corp.,
                  relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, N.A.

10.2              Mortgage Loan Purchase Agreement, dated as            (E)
                  of December 20, 2007, among Natixis Real
                  Estate Capital Inc., Natixis Commercial
                  Mortgage Funding, LLC and J.P. Morgan Chase
                  Commercial Mortgage Securities Corp.,
                  relating to the mortgage loans sold to the depositor by Natixis Real Estate Capital
                  Inc. and Natixis Commercial Mortgage
                  Funding, LLC.